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AXA Equitable Life Insurance Company

SUPPLEMENT DATED SEPTEMBER 19, 2016 TO THE CURRENT PROSPECTUSES FOR:

..   RETIREMENT CORNERSTONE(R) SERIES 15.0
..   RETIREMENT CORNERSTONE(R) SERIES 15.0 SERIES E
..   RETIREMENT CORNERSTONE(R) SERIES 15A
..   RETIREMENT CORNERSTONE(R) SERIES 15A SERIES E

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This Supplement modifies certain information in the above-referenced current prospectuses, supplements to the prospectuses and statements of additional information, as previously supplemented (together the ''Prospectus''). You should read this Supplement in conjunction with your Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in your Prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in the Prospectus.

Recently, the Board of Trustees of Legg Mason Global Asset Management Variable Trust approved the termination and liquidation of the Legg Mason BW Absolute Return Opportunities VIT Portfolio. This portfolio is currently an investment option under your contract. All other funds described in the Prospectus are unaffected by these liquidations and remain available as investment options to you.

The Legg Mason BW Absolute Return Opportunities VIT variable investment option (the "Investment Option") will be discontinued as an investment option under your contract on or about November 18, 2016 (the "Transaction Date").

Prior to the Transaction Date, you may choose to transfer the account value in the Investment Option to other investment options under your contract. If you have any account value allocated to the Investment Option as of the close of the New York Stock Exchange on the Transaction Date, we will automatically transfer that account value from the Investment Option to the EQ/Money Market investment option. Thereafter, you may transfer your account value from the EQ/Money Market investment option to any other investment option under your contract. We do not currently impose any charge for transfers.

If your current allocation instructions, scheduled/recurring rebalancing instructions or other instructions (collectively, the "Instructions") include the Investment Option, you may wish to consider submitting revised Instructions. If you do not submit revised Instructions, after the Transaction Date, any allocation to the Investment Option in your Instructions will be replaced by an allocation to the EQ/Money Market investment option.

You may make transfers and/or amend Instructions via our Online Account Access by visiting our website at: www.axa.com.

Upon request we will send you a copy of the prospectus, statement of additional information and supplement(s) free of charge by contacting our customer service group at 1-800-789-7771; by writing to us at: Retirement Service Solutions, P.O. Box 1547 Secaucus, NJ 07096-1547; or by visiting our website at: axa.com.

   Co-distributed by affiliates AXA Advisors, LLC and AXA Distributors, LLC.
               1290 Avenue of the Americas, New York, NY 10104.

   Copyright 2016 AXA Equitable Life Insurance Company. All rights reserved.

                     AXA Equitable Life Insurance Company
                1290 Avenue of the Americas, New York, NY 10104
                                (212) 554-1234

                   IM-12-16 (9/16)                    Catalog No. 155808 (9/16)
                   RC15 IF/NB                                           #224346